Exhibit 99.2

TSYS Announces Earnings for 2006
Page 4 of 10

TSYS
Financial Highlights
(Unaudited)
(In thousands, except per share data)

	Three months ended
	March 31,
			Percentage
	2006	2005	Change

Revenues
Electronic payment processing services	$221,061	204,756	8.0%
Merchant services	63,949	27,105	135.9
Other services	44,542	48,514	(8.2)
Revenues before reimbursables	329,552	280,375	17.5
Reimbursable items	82,738	69,608	18.9
Total revenues	412,290	349,983	17.8

Expenses
Employment expenses	119,966	96,978	23.7
Net occupancy & equipment expenses	75,350	66,068	14.0
Other operating expense	62,379	51,023	22.3
Expenses before reimbursables	257,695	214,069	20.4
Reimbursable items	82,738	69,608	18.9
Total operating expenses	340,433	283,677	20.0

Operating Income	71,857	66,306	8.4

Other Income:
Interest income	2,508	1,219	105.7
Interest expense	(44)	(70)	(36.5)
Gain (loss) on foreign currency translation, net	276	(333)	(183.0)
Other Income	2,740	816	nm

Income before Income Taxes, Minority Interest
and Equity in Income of Joint Ventures	74,597	67,122	11.1
Income Taxes	24,965	24,680	1.2
Minority Interest	(91)	(69)	31.2
Equity in Income of Joint Ventures	852	3,750	(77.3)

Net Income	$50,393	46,123	9.3%

Basic Earnings Per Share	$0.26	0.23	9.2%

Diluted Earnings Per Share	$0.26	0.23	9.2%

Dividend Declared Per Share	$0.06	0.04

Average Common Shares Outstanding	197,086	197,023

Average Common and Common
Equivalent Shares Outstanding	197,326	197,233

nm = not meaningful
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TSYS Announces Earnings for 2006

TSYS
Segment Breakdown
(Unaudited)
(In thousands)

	Three Months Ended March 31, 2006				Three Months Ended March 31, 2005
	Domestic- based support services	International- based support services	Merchant processing services	Consolidated	Domestic- based support services	International- based support services	Merchant processing services	Consolidated

Revenues before reimbursables	$244,443	30,713	58,862	334,018	230,012	30,847	20,798	281,657
Intersegment revenues	(4,434)	-	(32)	(4,466)	(1,282)	-	-	(1,282)
Revenues before reimbursables
from external customers	$240,009	30,713	58,830	329,552	228,730	30,847	20,798	280,375
Total revenues	$312,830	36,246	70,332	419,408	291,017	36,614	24,335	351,966
Intersegment revenues	(7,086)	-	(32)	(7,118)	(1,983)	-	-	(1,983)
Revenues from external customers	$305,744	36,246	70,300	412,290	289,034	36,614	24,335	349,983
Intersegment expenses	$8,690	(7,575)	(8,219)	(7,104)	8,525	(8,155)	(2,353)	(1,983)
Segment operating income	$60,966	879	10,012	71,857	60,492	2,841	2,973	66,306
Income before income taxes, minority interest
and equity income of joint ventures	63,479	728	10,390	74,597	61,597	2,492	3,033	67,122
Income tax expense	$20,471	567	3,927	24,965	20,726	1,639	2,315	24,680
Equity in income of joint ventures	$-	852	-	852	-	509	3,241	3,750
Net Income	$42,819	1,111	6,463	50,393	40,406	1,756	3,961	46,123
Identifiable assets	1,323,429	171,529	234,653	1,729,611
Intersegment eliminations	(310,706)	(22)	(10)	(310,738)
Total assets	1,012,723	171,507	234,643	1,418,873

Note:

Revenues for domestic-based services include electronic payment processing services and other services provided from the United States to clients domiciled in the United States or other countries.Revenues from international-based services include electronic payment processing services and other services provided from outside the United States to clients based mainly outside the United States. Revenues from merchant processing services include Vital's merchant processing and related services.

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TSYS Announces Earnings for 2006

TSYS
Segment Breakdown
(Unaudited)
(In thousands)

	Domestic-based Support Services				Merchant Processing Services
	Three Months Ended				Three Months Ended

	Jun 30, 2005	Sep 30, 2005	Dec 31, 2005	YTD	Jun 30, 2005	Sep 30, 2005	Dec 31, 2005	YTD
Revenues before reimbursables	$241,119	245,118	248,081	964,330	63,313	69,517	61,927	215,555
Intersegment revenues	(3,812)	(3,883)	(4,878)	(13,855)	(31)	(41)	(31)	(103)
Revenues before reimbursables
from external customers	$237,307	241,235	243,203	950,475	63,282	69,476	61,896	215,452
Total revenues	$306,835	309,706	317,124	1,224,682	74,552	81,132	73,579	253,598
Intersegment revenues	(6,241)	(6,689)	(7,317)	(22,230)	(31)	(41)	(31)	(103)
Revenues from external customers	$300,594	303,017	309,807	1,202,452	74,521	81,091	73,548	253,495
Intersegment expenses	$10,709	5,627	9,733	34,594	(7,605)	(8,064)	(7,668)	(25,690)
Segment operating income	$63,417	52,360	58,919	235,188	13,764	13,836	11,996	42,569
Income before income taxes, minority interest and
equity income of joint ventures	64,527	54,340	61,226	241,690	13,927	14,083	12,221	43,264
Income tax expense	$21,897	18,389	19,860	80,872	5,404	5,161	4,608	17,488
Equity in income of joint ventures	$-	-	-	-	-	-	-	3,241
Net Income	$42,430	35,755	42,290	160,881	8,549	8,949	7,613	29,072

Note:

Effective January 1, 2006, Golden Retriever Systems L.L.C. became a wholly owned subsidiary of Enhancement Services Corporation. Also effective January 1, 2006, Merlin Solutions L.L.C. became a wholly owned subsidiary of TSYS. Both entities were previously wholly owned subsidiaries of Vital Processing Services, L.L.C. and were reported under the Merchant Processing Services Support Services segment. Effective January 1, 2006, the financial results of the two entities are included in the Domestic-based Support Services Segment. The results for previous periods have been restated to reflect the change.

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TSYS Announces Earnings for 2006

TSYS
Balance Sheet
(Unaudited)
(In thousands)

	Mar 2006	Dec 2005
Assets
Current assets:
Cash and cash equivalents	$242,857	237,569
Restricted cash	31,596	29,688
Accounts receivable, net	206,619	184,532
Deferred income tax assets	17,524	15,264
Prepaid expenses and other current assets	43,816	45,236
Total current assets	542,412	512,289
Computer software, net	253,852	267,988
Property and equipment, net	263,646	267,979
Contract acquisition costs, net	162,129	163,861
Goodwill, net	113,173	112,865
Equity investments, net	43,865	42,731
Other intangible assets, net	12,721	13,580
Other assets	27,075	29,604
Total assets	$1,418,873	1,410,897

Liabilities and Shareholders' Equity
Current liabilities:
Accounts payable	$37,904	29,464
Accrued salaries and employee benefits	39,465	84,348
Current portion of obligations under capital leases	2,208	2,078
Other current liabilities	164,466	161,122
Total current liabilities	244,043	277,012
Deferred income tax liabilities	90,869	89,478
Obligations under capital leases excluding current portion	3,028	3,555
Other long-term liabilities	23,192	24,398
Total liabilities	361,132	394,443
Minority interest in consolidated subsidiary	3,743	3,682
Shareholders' Equity:
Common stock	19,813	19,797
Additional paid-in capital	52,917	50,666
Treasury stock	(12,841)	(12,841)
Accumulated other comprehensive income	6,097	5,685
Retained earnings	988,012	949,465
Total shareholders' equity	1,053,998	1,012,772
Total liabilities and shareholders' equity	$1,418,873	1,410,897

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TSYS Announces Earnings for 2006

TSYS
Cash Flow
(Unaudited)
(In thousands)
	Three Months Ended March 31,
	2006	2005

Cash flows from operating activities:
Net income	$50,393	46,123
Adjustments to reconcile net income to net cash provided by
operating activities:
Minority interests in consolidated subsidiaries' net income	91	69
Equity in income of joint ventures	(852)	(3,750)
Loss (gain) on currency translation adjustments, net	(276)	333
Depreciation and amortization	43,161	32,461
Share-based compensation	2,267	278
Impairment of developed software	-	3,137
Charges for (recoveries of) bad debt expense and billing
adjustments	567	679
Charges for transaction processing provisions	5,411	3,109
Deferred income tax (benefit) expense	(5,069)	10,566
Loss on disposal of equipment, net	92	323
(Increase) decrease in:
Accounts receivable	(22,684)	(15,398)
Prepaid expenses and other assets	4,405	2,932
Increase (decrease) in:
Accounts payable	8,718	(53,610)
Accrued salaries and employee benefits	(44,884)	(32,546)
Other liabilities	(2,955)	(39,241)
Net cash provided by operating activities	38,385	(44,535)

Cash flows from investing activities:
Purchase of property and equipment, net	(5,786)	(10,702)
Additions to licensed computer software from vendors	(1,816)	(3,694)
Additions to internally developed computer software	(3,733)	(2,884)
Cash acquired in acquisition	-	38,799
Cash used in acquisitions	-	(95,782)
Contract acquisition costs	(9,554)	(5,442)
Net cash used in investing activities	(20,889)	(79,705)

Cash flows from financing activities:
Proceeds from borrowings of long-term debt	-	14,125
Principal payments on long-term debt borrowings	-	(13,154)
Principal payments on capital lease obligations and software obligations	(402)	(550)
Dividends paid on common stock	(11,837)	(7,874)
Net cash used in financing activities	(12,239)	(7,453)
Effect of foreign currency translation on cash and cash equivalents	31	(2,197)
Net increase in cash and cash equivalents	5,288	(133,890)
Cash and cash equivalents at beginning of year	237,569	231,806
Cash and cash equivalents at end of period	$242,857	97,916

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TSYS Announces Earnings for 2006

Geographic Area Data:
The following geographic area data represents revenues for the three months ended March 31 based on where the client is domiciled:
	Three Months Ended March 31,
(dollars in millions):	2006	%	2005	%	% Chg
United States	$349.8	84.8%	$290.0	82.9%	20.7%
Europe	32.5	7.9	33.0	9.4	(1.5)
Canada	22.1	5.4	21.0	6.0	5.2
Japan	3.9	0.9	3.7	1.1	4.0
Mexico	2.5	0.6	1.7	0.4	48.3
Other	1.5	0.4	0.6	0.2	138.0
	$412.3	100.0%	$350.0	100.0%	17.8%

Geographic Area Revenue by Operating Segment:
The following table reconciles segment revenues to revenues by reporting segment for the three months ended March 31:

	Three Months Ended March 31,
	Domestic-based		International-based		Merchant processing
	support services		support services		services
(dollars in millions):	2006	2005	2006	2005	2006	2005
United States	$279.8	265.7	-	-	70.0	24.2
Europe	0.1	0.1	32.4	33.0	-	-
Canada	22.0	21.0	-	-	0.1	-
Japan	-	-	3.9	3.7	-	-
Mexico	2.5	1.7	-	-	-	-
Other	1.3	0.5	-	-	0.2	0.1
	$305.7	289.0	36.3	36.7	70.3	24.3

Geographic area revenue by operating segment has been restated in 2005 to reflect the changes in operating segment.

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TSYS Announces Earnings for 2006

Supplemental Information:
	Accounts on File at March 31,
(in millions)	2006	%	2005	%	% Change
Consumer	272.5	61.8%	213.4	57.6%	27.7%
Retail	94.7	21.5	94.1	25.4	0.6
Commercial	31.2	7.1	26.8	7.2	16.4
Government services/EBT	19.2	4.4	16.7	4.5	14.8
Stored Value	14.9	3.4	12.6	3.4	18.0
Debit	7.9	1.8	7.0	1.9	13.2
	440.4	100.0%	370.6	100.0%	18.8%

(in millions)	Mar 31, 2006		Mar 31, 2005		% Change
YTD Average Accounts on File	439.3		362.9		21.0%

	Accounts on File at March 31,
(in millions)	2006	%	2005	%	% Change
Domestic	383.5	87.1%	319.7	86.3%	20.0%
International	56.9	12.9	50.9	13.7	11.7
	440.4	100.0%	370.6	100.0%	18.8%

Note: The accounts on file between domestic and international is based on the geographic domicile of processing clients.

Growth in Accounts on File (in millions):
	Mar 2005 to Mar 2006	Mar 2004 to Mar 2005
Beginning balance	370.6	280.4
Change in accounts on file due to:
Internal growth of existing clients	44.1	34.0
New clients	39.3	62.5
Purges/Sales	(12.3)	(5.1)
Deconversions	(1.3)	(1.2)
Ending balance	440.4	370.6

Number of Employees (FTEs):	2006	2005
At March 31,	6,583	6,421
YTD average for period ended March 31,	6,644	5,867

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